                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                        Date of Report: January 19, 2001



                     LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.
             (Exact name of registrant as specified by its charter)

               Delaware                       33-24483-NY                       11-2914841
         (State or other jurisdic-          (Commission File                  (IRS Employer
         tion of incorporation)                 Number)                       Identification
                                                                                  Number)


                  2005 Beechgrove Place, Utica, New York 13501

                    (Address of principal executive offices)


         Registrant's Telephone Number: (315) 724-8370



           Former Name or Former Address If Changed Since Last Report:






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ITEM 5.  OTHER EVENTS.


LIFE ENERGY & TECHNOLOGY HOLDINGS INC., REGISTRANT, COMPLETES DEVELOPMENT OF AN INNOVATIVE COLD MINIATURIZED COMPUTER BOARD.



The Computer Hardware Research Group, based at the Romanov-Reynolds Research Institute in Dundalk Ireland, a division of Life Energy & Technology Holdings Inc., Registrant herein, has announced completion of the development of a new generation of micro- and opto-electronic equipment based on an anodized aluminium technologies. For some time researchers in Ireland and Russia, working for the Registrant have been developing miniature computer boards. Traditional computer board architectures are difficult to miniaturize, when miniaturization normally aggravates heat dissipation problems, which adversely effect reliability leading to higher functional complexity and increased cost.

Registrant has designed advanced integrated boards, which integrate into one unit all of the typical components found in a traditional computer. Single units now integrate highly complicated traditional chips with micron-sized elements each of which has an individual connectivity in excess of 1000 contacts each, manufactured onto miniaturized boards. The proprietary arrangement of components with significantly reduced inter-component and inter-board spacing for multiplayer boards and the use of newly designed sneak circuits further significantly enhances the operating speed of the equipment whilst allowing for miniaturization.

Patent applications are now being prepared for the newly developed board substrates which consist of the metallic and/or dielectric bases which lend themselves to a multilevel connectivity system of interconnections, allowing the construction of multiple layer, miniature, cold boards, which offer the opportunity of operating at previously unattainable speeds. Commercial prototypes have been assembled and successfully tested.

The new boards can be made significantly smaller, use 50% less power, operate at significantly lower temperatures, weigh only 20% of the weight of comparable traditional boards, run 100 times faster and are expected to cost less than 10% of the cost of comparable traditionally assembled single boards with similar functionality. Multi-layer architectures constructed with the new technology are now being tested for operational speed.

In keeping with Registrant's ideology, the new designs are based on environmentally sustainable anodic oxidation manufacturing methods that do not require large amounts of energy compared to traditional board manufacturing methodologies. Further the overall number of basic manufacturing operations is minimized with components being manufactured and assembled in single step operations allowing for enhanced automation and cost savings in the manufacturing process.

PRINCIPAL DIFFERENCE BETWEEN REGISTRANT'S SUBSTRATES AND COMMON PROTOTYPES



     - Substrate can perform a dual function: as a passive component of the implemented circuitry, and as a structural element of the equipment (housing base, heat sink, heater, etc.), the result being that the item's design becomes simplified;


     - Substrates provide effective heat dissipation (heat conductivity is three times higher than that of steel enameled substrates, and five times higher than that of alumina ceramics);

     - Multilevel switching is planar and is essentially a multi-"floor" structure of conductors that can cross each other on different "floors", whereas inter-level contacts are formed by way of sequential laying contact pads of different level conductors. This provides for three advantages: no failures at inter-level junctions, simplified arrangement topology, minimum of switching levels for the same functionality. The number of switching levels is potentially unlimited;

     - Passive circuit elements (film resistors) are arranged on the lower switching level. In this case, higher-level conductors, discrete circuit components can be placed directly above resistors, i.e. density of element arrangement increases. In addition, film resistor permissible dissipation power significantly increases: 10 times as high on glass-ceramic material, and 100 times as much on a metal base (owing to automatic insulation of resistors with higher-level films). Hence, the area occupied by resistors reduces by a factor of 10 to 100;

     - Power film resistors can be used as power-efficient heaters (5 times as efficient compared to wire heaters);

     - The substrate's metal base may be used as a grounding bus, with local contacts arranged directly in places where discrete components are located. This also adds to the arrangement density and simplifies topology;

     - Substrates are universal as far as assembly process is concerned: it makes ultrasonic, thermal-compression bonding and soldering possible;

     - Substrates are manufactured without using rare earth and precious metals, making it possible to eliminate precious metals during assembly operations.

The use of substrates manufactured as per Registrant's technology is expected to open new perspectives for the designers and manufacturers of equipment by providing the means of eliminating the above mentioned inconsistencies. Testing indicates that it is possible to reduce overall dimensions and weight of the product, increase reliability, implement a more complicated circuitry and, at the same time, simplify and make the module design cheaper when compared to those of similar devices that make use of multi-layer printed circuit boards, multi-layer packets with two-level switching on polyamide film, thick-film and other presently available technical solutions.

The technology offered is based on an environmentally appropriate method that does not require large amounts of energy, i.e. on the anodic oxidation of aluminium alloy (for the base) and aluminium films (for shaping conductors and insulation between circuitry fragments and between switching levels). The technological process for the manufacture of the passive portion of the circuitry (conductors arranged in multi-layers, resistors) is essentially a series alternation of basic operations (vacuum-spray application of films, photolithographic processing, local anodic oxidation). The number of basic operations is minimized, so that it creates prerequisites for automation of the manufacturing method. The anodic oxidation method for shaping the circuitry, layout, in comparison to the traditional etching method, provides precision accuracy of the circuit element dimensions.

Manufacturing methods have been developed for several commercial prototypes including single boards and multi-layer configurations.

SINGLE BOARDS

    Dimensions: 48x60 mm, 60x96 mm, 70x80 mm, dia 100 mm (in principle, there are no limitations as to the dimensions)

    Thickness: 1.0 mm, 1.5 mm, 2.0 mm
    Insulation break-down voltage: not less than 500 V
    Heat resistance: up to 400[d]C
    Heat conductivity: 186 W/m. deg
    Surface smoothness class: Ra = 0.012; Rz = 0.1

The products have withstood tests for mechanical strength (shock loads up to 70,000 g, vibrations) and displayed resistance to climatic effects (thermal cycles from -600C to +1250C, humidity 98%).

Comparing to commercial similar devices indicates to the following advantages of Registrant's new products: lower manufacturing cost - estimated to be 10 to 20 times cheaper (when compared to beryllium oxide and aluminium nitride ceramics); higher heat conductivity - estimated to be by a factor of 3 to 5 times (when compared to steel enameled and glazed bases, and aluminium oxide ceramics); higher thermal resistance - estimated to be by a factor of 1.5 times (when compared to similar aluminium alloy items); the achieved surface smoothness is unequalled by currently available products.

MULTI-LEVEL BOARDS.

Number of switching levels: initial testing has revealed no practical limit to the number of possible layers
Resistance of inter-element and inter-level insulation, Ohm, not less than: 10'pp'9
Conductor surface resistivity, Ohm/square, not more than: 0.04
Resistance of contact inter-level junctions, Ohm, not more than: 0.05
Conductor width, 'u', not less than: 30
Conductor-to-conductor gap, 'u', not less than: 5
Inter-level insulation breakdown voltage, V, not less than: 125
Switching system failure rate, 1/h, not more than: 5x10'pp'-9
One square decimeter of the substrate is equivalent to five square decimeters of two-sided printed circuit board, as far functional capabilities are concerned.

MULTIPLE ARRAYS.

Film resistor values range, Ohm: 10 to 10'pp'7

Permissible specific dissipation power, W/sq.cm, not more than (on glass ceramics): 30

Value error, %, not more than - without individual adjustment: 10
                              - with individual adjustment: 0.5

Time and temperature stability at loads of 1 W/sq. cm, at 100[d]C, during 1,000 hours, %, not more than: 1.0

POWER HEATING ELEMENTS WITHOUT THERMAL LAG ON A METAL OR SILICON BASE.

Permissible specific heat dissipation, W/sq. cm, not more than, on silicon: 100 on metal: 300
Supply voltage, V: 12 - 220
Film heaters made to our technology provide 10 times higher specific heat dissipation compared to similar conventional devices.

COMPARISON WITH SIMILAR CONVENTIONAL DEVICES

To compare the parameter ratings, we are providing below the information picked from available industry standard parameters.

Table 1 compares 4 types of substrates with reference to a number of their parameters. These substrates will be used by Registrant to manufacture modern hybrid integrated circuits for opto- and microelectronics devices:

     (1)  Thick-film substrates on ceramics, with multi-level switching;
     (2)  Thin-film substrates on ceramics, with multi-level switching;
     (3)  Substrates assembled into a packet using pins burned into ceramics;
     (4)  Multi-layer packets of tow-level substrates on polyamide film.

To solve heat dissipation problems in (1), (2), (3), ceramics are currently used as a base. This is very expensive (particularly for beryllium oxide featuring highest heat conductivity) and hence, objectionable for mass productions. In
(1), heat dissipation efficiency is lowered by means of a ballast in the form of 8- to 12-layer inter-level insulation. For (3) and (4), the issue of heat dissipation efficiency can not be solved whatsoever.

In case of substrates (1) and (2) conductors are made only of gold and its alloys. This is necessitated not only by requirement to obtain the best conductivity but also by stiff requirements to manufacturing processes when films made of other metals will corrode.

Integrating 20 switching layers into one packet ((3) and (4) above) presents an extremely complicated problem. In this case ready packets amount to 1%, maximum, reliability of such structures is low under stiff mechanical conditions.

Thus, the designers have to make the following choice: to employ expensive materials (1), (2), or implement expensive integration (3), (4).

Similar parameters of our substrates are presented in (5).

Current testing indicates that version (2) is the closest analog: a heat-conductive base accommodates a multi-level system of thin-film conductors, film resistors can be built into the switching system. When compared, version
(2) looses due to the usage of expensive materials and relief switching structure, the result being that the risk of failure is higher, arrangement density is lower, and an additional switching level is required.

Table 2 presents characteristics of film and foil resistors built into switching system of substrates (1), (2), (4) and our offer (5).

The analysis of data in Table 2 shows that substrates (1), (2), (4) feature a technologically limited range of resistor ratings: either high-resistance with acceptable reproduction but unstable with high resistance temperature factor
(RTF) in /(1) and in (4/paste)/, or low-resistance with good RTF but with a low reproduction in /(2) and in (4/foil)/. This also limits the ability of implementing a complicated circuitry in one module, and adds to the advantages of resistors in Registrant's offering.

Given the broad range applications that new technology enjoys, management has already initiated licensing discussions with several multinational companies in the electronics and board manufacturing areas.

Table 1
------------------------------------------------------------------------------------------------------------------
                            1                  2                   3                  4                   5
------------------------------------------------------------------------------------------------------------------
Parameters            Thick films        Thin films        Wire burned into    Flexible boards     Aluminium oxide
                                                           ceramics (to        on hard base        technology
                                                           provide
                                                           connection of
                                                           layers)
------------------------------------------------------------------------------------------------------------------
Conductor width,      0.010 typical      0.001 typical     0.010               0.006 typical       0.004 typical
structure             0.002 special      0.0005 special    Lower layers        0.03 special        0.0005 special
                                                           0.001
                                                           Upper layer
------------------------------------------------------------------------------------------------------------------
Multi-layer           8-12+ layers       1-4 layers        > 20 layers         > 20 layers         1-3 layers
structure
------------------------------------------------------------------------------------------------------------------
Conductor material    Au or its alloys   Au                Mo, W, Au, Ag       Cu vacuum spraying  A1
------------------------------------------------------------------------------------------------------------------
Dielectric            2.8 to 4           3 - 4             4 - 9               3 - 4               5 - 6
coefficient
------------------------------------------------------------------------------------------------------------------
Dielectric material   Al2O3, BeO, AIN,   Al2O3, BeO, AIN,  BeO, AIN            Polyamide, epoxy    Al2O3, Ta205
                      etc.               etc.                                  films
------------------------------------------------------------------------------------------------------------------
Board dimensions,     Up to 6 x 6        Up to 6 x 6       Up to 6 x 6         Up to 6 x 6         Up to 4 x 4
inches                                                                         or greater          or greater
------------------------------------------------------------------------------------------------------------------


Table 2
-----------------------------------------------------------------------------------------------------------------------
                             1                  2              3                       4                          5
-----------------------------------------------------------------------------------------------------------------------
Parameters           Thick films         Thin films       Wire       Flexible boards on hard base        Aluminium
                                                          burned                                           oxide
                                                          into                                             technology
                                                          ceramics
-------------------------------------------------------------------------------------------------------------------------
Resistive materials  RuO2                TaN or NiCr        ---       Resistive pastes   Foil                    Metal
                                                                                                              silicides,Ta
-------------------------------------------------------------------------------------------------------------------------
Surface resistivity  1 -10 MOhm/square   1- 200 Ohm/square  ---       1 -10 MOhm/square  25 - 1000 Ohm/square  10 - 10'pp'7
-------------------------------------------------------------------------------------------------------------------------
Allowance            +/-0.5%             +/-0.1%            ---       +/-0.5%            +/-0.5%               +/-0.5%
-------------------------------------------------------------------------------------------------------------------------
Stability            2%                  0.1%               ---       +/-5%              2%                    1%
1000h
150[d]C
-------------------------------------------------------------------------------------------------------------------------
Reproduction         25                  2                  ---       25                 1 - 2                 2 - 10
without
individual
adjustment
%
-------------------------------------------------------------------------------------------------------------------------
Resistance           +/-100              +/-25              ---       +/-1000            +/-5 - 50             +/-5 - 25
temperature
coefficient,
(10'pp'6*1/'pp'0C)
-----------------------------------------------------------------------------------------------------------------------







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 22, 2001            LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.




                                   BY:  /s/Christopher A. McCormack
                                        ----------------------------------------
                                        Christopher A. McCormack,
                                        President and Chief Executive Officer



                           STATEMENT OF DIFFERNECES

The degree symbol shall be expressed as.............................  [d]
Characters normally expressed as subscript shall be expressed as baseline characters
The Greek letter Mu shall be expressed as............................ 'u'
Characters normally expressed as superscript shall be preceded by.... 'pp'